J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 18, 2014

to the Prospectuses and Summary Prospectuses dated November 1, 2013, as supplemented

Temporary Opening of JPMorgan U.S. Large Cap Core Plus Fund to New Purchases

Between March 3, 2014 and April 17, 2014, the JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) will no longer be publicly offered on a limited basis.

Effective March 3, 2014, with respect to the cover of each Prospectus, the asterisk following the name “JPMorgan U.S. Large Cap Core Plus Fund” and the footnote to which it refers are both deleted in their entirety.

In “Purchasing Fund Shares” of each Prospectus, the section “What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis? is deleted in its entirety effective March 3, 2014.

Effective as of the close of business on April 17, 2014, the Fund will be publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund, except as described below:

•

Shareholders of record of the Fund as of April 17, 2014 are able to: (1) purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary, (2) add to their existing Fund accounts through exchanges from other J.P. Morgan Funds, and (3) reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans may purchase shares of the Fund;

•

Fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. After April 17, 2014, new fee-based advisory programs may utilize the Fund for program accounts only with approval by the Fund and its Distributor;

•

Section 529 college savings plans may utilize the Fund for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of the Fund; and

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USLCCP-214